October 1, 2012

Supplement

SUPPLEMENT DATED OCTOBER 1, 2012 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
Morgan Stanley Limited Duration U.S. Government Trust, dated September 28, 2012
(the "Fund")

The first sentence of the second paragraph under the section of the Fund's Statement of Additional Information ("SAI") entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price" is hereby deleted and replaced with the following:

The net asset value per share of the Fund is determined by taking the value of all the assets of the Fund, subtracting the total market value of all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent.

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The third and fourth paragraphs under the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price" are hereby deleted and replaced with the following:

In the calculation of the Fund's net asset value when market quotations are not readily available, including circumstances under which it is determined by the Adviser that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board.

Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

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The following are hereby added as the fifth and sixth paragraphs under the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price:"

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade, or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security's market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

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The last paragraph under the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price" is hereby deleted and replaced with the following:

Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.